                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-30608) of American National Can Group, Inc. of our report dated February 10, 2000 relating to the financial statements, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Chicago, Illinois
March 6, 2000